Prestige Brands

Comet
Spic Span
Cinch
Denorex
Prell
NightGuard
BrushPicks
Chloraseptic
Little Colds
Cold Relief
ezo
Heet
Murine EAR
Clear eyes
Compound W
Freeze Off
new skin
Scar Therapy
Twister
MOSCO
CALLUS & CORN REMOVER
Momentum

Holdings Inc.
NYSE:  PBH

Welcome

Forward Looking Statement
Statements in this presentation which are not historical facts, including, without limitation, reporting financial guidance
for fiscal 2006 and fiscal 2007, are forward-looking statements within the meaning of the Securities Litigation Reform Act of 1995.
These forward-looking statements involve risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from those stated or projected.

Business Overview
Operating Model
Financial Performance
Growth Opportunities

•
Competes in OTC, household and personal care segments
•
Uniquely strong and diversified brand portfolio with many brands having #1 or #2 market positions
•
Focus on smaller, less competitive “niche” categories and segments
•
Marketing and sales driven with particular focus on line and brand extensions
•
USA and Canada Concentration
•
Ability to make strategic acquisitions each year
•
Lean organization with emphasis on experience
•
Focus on core competencies; marketing, product development and customer relationships
•
Outsourced manufacturing, distribution and R&D
•
High margins with virtually no Capex
•
Organic growth of 5.5% annually since Fiscal 2002
•
EBITDA margin of over 35%, with high conversion to cash flow
•
15-year amortization tax shield reduces cash taxes by approximately $9 million per year
•
Free-cash-per-share higher than EPS
•
Organic growth driven by product innovation and line/category extensions
•
Extensions of brands internationally via new distribution and licensing
•
Robust pipeline of acquisitions
Operating
Model
Business
Overview
Financial
Performance
Growth
Opportunities
Company Overview

Market Position [1]	ACV	US Category Size $mm[2]
Compound W	#2	88%	$99
Chloraseptic	#1	96%	$125
Clear eyes	#2	88%	$195
Murine	#3	69%	$66
Little Remedies	NA	70%	NA
new skin	#1	85%	$33
Dermoplast	#2	68%	$21
Dental Concepts	#1, #2	70%	$240
Comet	#1	98%	$144
Spic Span	#6	61%	$440
Copper Scrubber	#1	40%	$7.5
Cutex	#2	94%	$63
Denorex	#5	73%	$326

Business Overview
Operating Model
Financial Performance
Growth Opportunities

(1)
Rankings based on brand’s primary category
(2)
Based on IRI Dollar sales, adjusted for Wal-Mart and Dollar/club store sales
OTC
PC
Household
Copper
Scrubber
Our Strong Portfolio of Brands

*Other Brands
13%
Dermoplast 3%
New Skin 3%
Little
Remedies 5%
Chore Boy 4%
Doctor's 4%
Spic and Span
7%
Compound W
10%
Chloraseptic
11%
Clear Eyes &
Murine 15%
Comet 25%

Personal
Care
10%
OTC
55%
Household
35%

Business Overview
Operating Model
Financial Performance
Growth Opportunities

Latest 12 Months Net Sales: $294mm
(a)
Other brands include: Cutex, Denorex, Prell, Oxipor, Cloverine, Kerodex, Heet, Momentum, Percogesic, Outgro, Freezone, Mosco, Compoz, EZO, Zincon, and Private Label.
    Note:   Brand %’s are pro forma assuming full year sales of Chore Boy and The Doctor’s.  Segment %’s are based on reported sales.
Diversified Sales

Other
2.3%
Club
3.0%
Dollar
10.0%
Drug
22.3%
Food
23.4%
Mass
39.0%

WAL★MART
TARGET
RITE AID
Kroger
Albertsons
CVS
DOLLAR GENERAL
Kmart
Walgreens
Publix.
WHERE SHOPPING IS A PLEASURE

Business Overview
Operating Model
Financial Performance
Growth Opportunities

Sales By Channel, Nine Months Ended 12/31/05
Top 10 Customers
Focus on Fastest Growing Channels
and Customers

I	II	III
	Prell	
	Chloraseptic	
	Spic Span	
	Comet	
	Clear eyes Murine	
	Denorex	
	Little Remedies	
	Chore Boy	
	Dental Concepts The Doctor's

Business Overview
Operating Model
Financial Performance
Growth Opportunities

Year
Brand Acquired
Revenue at Acquisition
1999	$8.0
2000	$40.0
2001	$25.0
2001	$85.0
2002	$51.0
2002	$15.0
2004	$17.0
2005	$14.0
2005	$13.0
($ in millions)
Proven Ability to Acquire

Compound W	
Chloraseptic	
Clear eyes	
Murine	
Cutex	
new skin	
Comet	
Spic Span	
Little Remedies	
Dermoplast

Business Overview
Operating Model
Financial Performance
Growth Opportunities

Core Brand
Extension
Freeze Off, Invisible Strips
Strips, Pocket Pal
Clear Eyes Dry Eyes, Triple Action
Redness, Homeopathic (eye & ear)
Twister, Essential Care Pads
Scar Therapy
Comet Cream, Lavender Powder
Sprays, Lavender
Colic
Poison Ivy Treatment
Proven Ability to Grow by Brand Extension

Broker Commissions 17%
Market Research 6%
Consumer Promotion 10%
Advertising 67%

15%
13%
11%
9%
7%
5%
10.3%
10.8%
FY 05
LTM Ended 12/31/05
Advertising and Promotion

Business Overview
Operating Model
Financial Performance
Growth Opportunities

Brand Investment as % of Net Sales (1)
LTM 12/31/05 Marketing Spend
(1)
Reported net sales for the twelve months ending 3/31/05 and 12/31/2005.
Investment in Brand Equity

Business Overview
Operating Model
Financial Performance
Growth Opportunities

Unique Operating Model
•   Hands-on senior management with 25+ years experience per manager; middle management also deeply experienced
•   Manufacturing done by large, experienced 3rd parties – P&G, Abbott, Amway, Vijon,
       Humco.
▪
Competitive industry insures cost efficiency and backup
▪
Cost variable with sales
•   Distribution done by 3rd party at dedicated facility
▪
Also variable with sales
•   R&D done by current and prospective contract manufacturer
▪
Usually on “spec” as new business effort
▪
Focused and directed by Prestige Management
•   Established platform enables efficient integration of acquisitions with minimal incremental cost
▪
Reduces total G&A as % of sales
▪
Sales brokerage efficiency

EBITDA Margin

40%
35%
30%
25%
20%
15%
10%
5%
0%
35.4%
29.1%
23.4%
23.2%
21.5%
19.7%
15.1%
11.5%
Prestige
Chattem
Procter & Gamble
Colgate-Palmolive
Clorox
WD-40
Church & Dwight
Alberto Culver

CapEx (% of Sales)

5%
4%
4%
3%
3%
2%
2%
1%
1%
0%
3.9%
3.4%
3.2%
2.7%
2.0%
1.3%
1.2%
0.2%
Clorox
Colgate-Palmolive
Procter & Gamble
Alberto Culver
Church & Dwight
WD-40
Chattem
Prestige

Free Cash Flow (% of Sales)

18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
15.8%
15.1%
12.9%
9.6%
9.0%
6.2%
4.4%
4.0%
Prestige
Chattem
Colgate-Palmolive
Procter & Gamble
WD-40
Clorox
Church & Dwight
Alberto Culver

Business Overview
Operating Model
Financial Performance
Growth Opportunities

Industry Leading Margins and
Capital Efficiency
Note: Prestige as of 12/31/05 and pro forma EBITDA and Free Cash Flow.
All other companies are as per most recent annual report filings.

2002-2005 CAGR: 24.0%
$122
$201
$269
$289
$294
FY 2002
FY 2003
FY 2004
FY 2005
LTM as of 12/31/05

Business Overview
Operating Model
Financial Performance
Growth Opportunities

(1)  Assumes acquisitions of Medtech and Denorex (predecessor companies), Bonita Bay and
      Spic and Span occurred as of 4/1/2001.  Bonita Bay and Spic and Span net  sales represent previous calendar year results for FY02 through FY03.
Pro forma Results Through December 2005
Net Sales  (1)
($ in millions)
Strong and Consistent Historical
Top Line Growth

Avg. Organic Rate: 5.5%
$122.0
$201.2
$269.2
$289.1
$278.7
$294.0
$101.9
$110.2
$223.0
$281.1
$275.2
$273.2
FY 2002
FY 2003
FY 2004
FY 2005
LTM as of 12/31/04
LTM as of 12/31/05

Business Overview
Operating Model
Financial Performance
Growth Opportunities

($ in millions)
8%
11%
-1%
4%
Net Sales (1)
(1)  Assumes acquisitions of Medtech and Denorex (predecessor companies), Bonita Bay and
      Spic and Span occurred as of 4/1/2001.  Bonita Bay and Spic and Span net  sales represent previous calendar year results for FY02 through FY03.
Pro forma Results Through December 2005
Strong Organic Growth

12/31/2004 Actual	12/31/2005 Actual
Cash	$7	$10
Senior Debt	470	367
Senior Sub Notes	210	126
Revolver		25
Total Debt	**680**	**518**
Book Value of Equity	199	405
Capitalization	**$879**	**$923**
Debt / EBITDA	6.1x	4.6x
EBITDA - CapEx / Interest Expense	2.3x	3.1x

Business Overview
Operating Model
Financial Performance
Growth Opportunities

Capitalization
Flexible Capital Structure

PV of Amortization Tax Shield:	6%	7%	8%
	$80.3	$76.1	$72.2

Business Overview
Operating Model
Financial Performance
Growth Opportunities

•
Asset acquisitions created $529.5mm deductible tax asset
▪
Amortizable over 15 years
PF LTM 12/05
                       $   36.6                                               Book Pre-Tax Income
                            15.6                                               Book Provision for Income Taxes
                            20.9                                               Book Net Income
                            30.1
                            +9.2                                               Cash Tax Shield from Incremental Tax Amortization
                         “Cash Net Income”
Cash Taxes Substantially Below Book Taxes

$10
$39
$51
Reported Net Income
Adjusted Net Income
Free Cash Flow
$21
$46
Reported Net Income
Free Cash Flow

Business Overview
Operating Model
Financial Performance
Growth Opportunities

FY 2005
TTM
12/31/2005
($ in millions)
Cash Flows Higher Than Basic Net Income

Comet

REMOVES WARTS FAST
Compound W
Freeze
Off

Murine
Murine
Murine

GRIPE
WATER

Business Overview
Operating Model
Financial Performance
Growth Opportunities

Current Examples
Comet Cream
Murine
Homeopathic
Compound W
Foot Care Kit
Little Remedies
Colic + New Kit
Organic Growth Driven by
Product Innovation

Chloraseptic
SORE THROAT
RELIEF STRIPS

new skin Scar Therapy
Reduces the Appearance of Scars
new skin Scar Therapy

LITTLE FEVERS
COOLING CLOTHS
LITTLE FEVERS

NEW
Compound W
Freeze Off

Business Overview
Operating Model
Financial Performance
Growth Opportunities

Canada
Other International
•
New items in existing geography
•
New geographies
•
Licensing
International

Business Overview
Operating Model
Financial Performance
Growth Opportunities

Existing Market	New Market
USA,
Canada
Venezuela
Central
America
South Africa
Australia
Malaysia
Saudi Arabia
Lebanon
United
Kingdom
Mexico
Singapore
Central
Eastern
Europe and
Middle East
and Africa
New Geographies

Business Overview
Operating Model
Financial Performance
Growth Opportunities

Acquisition Criteria
•   OTC or household categories – bias towards OTC
•   Must be growable
•   Accretive in year 1
•   National distribution
•   Consumer awareness
•   Revenues $15m -$100m
•   Valuation based on pro-forma trailing numbers
▪
Pro-forma reflects synergies, proper A&P levels, etc

Business Overview
Operating Model
Financial Performance
Growth Opportunities

Business Model and Outlook
•   Long Term Business Outlook
▪
Continued organic revenue growth from:
•
Market share gains
•
Line extension and new category expansion
•
Geographic expansion
▪
Modest operating margin improvement
▪
De-leveraging
▪
Strategic Acquisitions

Business Overview
Operating Model
Financial Performance
Growth Opportunities

What Does This Mean for the March 2006 Quarter?
•   We expect to post a mid-single digit revenue increase
     with both net income and EPS growing more rapidly
•   We expect free cash flow higher than reported net book
     income

Business Overview
Operating Model
Financial Performance
Growth Opportunities

Looking Ahead to FY ’07
•   We expect total revenues to grow in the high single
     digits, with organic growth contributing to that overall
     performance
•   We expect net income growth in excess of revenue
     growth as a result of deleveraging and modest operating
     profit margin improvement
•   We expect FCF to be better than reported net income
•   We expect acquisitions will be incremental to that outlook
•   In short, we expect a better and more stable year

PrestigeBrands

Cinch
Spic Span
Comet
BrushPicks
NightGuard
Prell
Denorex
Little Colds
Chloraseptic
Heet
Murine EAR
Clear eyes
Compound W
Compound W Freeze Off
new skin
Scar Therapy
CALLUS & CORN REMOVER
MOSCO
Percogesic
Momentum

Holdings Inc.
NYSE:  PBH
THANK YOU